UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2010

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA	95051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (408) 553-2424

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On May 14, 2010, pursuant to the terms of an Agreement and Plan of Merger (as amended, the “Merger Agreement”) among Agilent Technologies, Inc., a Delaware corporation (“Agilent”), Cobalt Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Agilent (“Merger Sub”), and Varian, Inc., a Delaware corporation (“Varian”), Agilent completed its acquisition of Varian via the merger of Merger Sub with and into Varian, with Varian continuing as the surviving company in the merger and becoming a wholly owned subsidiary of Agilent (the “Merger”).

As a result of the Merger, each share of common stock of Varian issued and outstanding immediately prior to the effective time of the Merger, other than shares held by any Varian stockholders who properly exercised statutory appraisal rights and shares owned by Varian as treasury stock or by any subsidiary of Varian, was automatically converted into the right to receive $52.00 in cash, without interest and less any applicable withholding taxes.  Varian’s unvested restricted stock units and performance shares were also paid out at $52 per share and Varian’s in the money stock options were paid out at $52 per share less the applicable exercise price, in all cases without interest and less any applicable withholding taxes.  The aggregate purchase price for the acquisition was approximately $1.5 billion.

On May 20, 2010, Agilent filed a Current Report on Form 8-K stating that it had completed the acquisition of Varian and that the financial statements and pro forma financial information required under Item 9.01 of Form 8-K would be filed within the time period specified in the instructions to Item 9.01 of Form 8-K.  This amended Current Report on Form 8-K contains the required financial statements and pro forma financial information.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited financial statements required by this item are incorporated herein by reference to the audited consolidated financial statements of Varian, Inc. as of and for the fiscal year ended October 2, 2009 contained in Varian’s Annual Report on Form 10-K for the fiscal year ended October 2, 2009, as filed with the Securities and Exchange Commission (the “SEC”) on November 25, 2009. Such financial statements are included herein as Exhibit 99.1.

The unaudited financial statements for the interim period required by this item are incorporated herein by reference to the unaudited consolidated financial statements of Varian, Inc. as of and for the second fiscal quarter ended April 2, 2010, contained in Varian’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 2, 2010, as filed with the SEC on May 12, 2010. Such financial statements are included herein as Exhibit 99.2.

(b) Pro Forma Financial Information.

The required pro forma financial information as of and for the three months ended January 31, 2010 and for the year ended October 31, 2009, is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(d) Exhibits

The following exhibits are attached herewith:

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.
99.1

Audited consolidated financial statements of Varian, Inc. as of and for the fiscal year ended October 2, 2009 (incorporated by reference to Varian’s Annual Report on Form 10-K (File No. 000-25393) as filed with the SEC on November 25, 2009).

99.2

Unaudited consolidated financial statements of Varian, Inc. as of and for the second fiscal quarter ended April 2, 2010 (incorporated by reference to Varian’s Quarterly Report on Form 10-Q (File No. 000-25393) as filed with the SEC on May 12, 2010).

99.3	Unaudited pro forma combined consolidated financial statements as of and for the three months ended January 31, 2010 and for the year ended October 31, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

	By:	/s/ Stephen D. Williams
	Name:	Stephen D. Williams
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

Date: July 30, 2010

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.
99.1

Audited consolidated financial statements of Varian, Inc. as of and for the fiscal year ended October 2, 2009 (incorporated by reference to Varian’s Annual Report on Form 10-K (File No. 000-25393) as filed with the SEC on November 25, 2009).

99.2

Unaudited consolidated financial statements of Varian, Inc. as of and for the second fiscal quarter ended April 2, 2010 (incorporated by reference to Varian’s Quarterly Report on Form 10-Q (File No. 000-25393) as filed with the SEC on May 12, 2010).

99.3	Unaudited pro forma combined consolidated financial statements as of and for the three months ended January 31, 2010 and for the year ended October 31, 2009.